Registration No. 333-192918

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IVY FUNDS

(a Delaware statutory trust)

(Exact Name of Registrant as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (913) 236-2000

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IVY FUNDS

IVY ASSET STRATEGY NEW OPPORTUNITIES FUND

6300 LAMAR AVENUE

OVERLAND PARK, KANSAS 66202-4200

Dear Shareholder:

As a shareholder of the Ivy Asset Strategy New Opportunities Fund, you are invited to vote on a proposal to reorganize your Fund into the Ivy Emerging Markets Equity Fund (formerly, the Ivy Pacific Opportunities Fund). Your Fund will hold a special meeting of shareholders on March 6, 2014, at 4:00 PM, Central Time, to consider the proposed reorganization. The specific details and reasons for the proposed reorganization are contained in the enclosed combined Prospectus and Proxy Statement. Please read it carefully.

After careful consideration, the Board of Trustees of Ivy Funds unanimously approved the proposed reorganization and recommends that shareholders vote “FOR” the proposal.

This special meeting will be held at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. To assist with the solicitation of proxies, we have engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm. As the meeting date approaches, if you have not voted your shares you may receive a phone call from them urging you to vote your shares.

Your vote is important, regardless of the number of shares you own. It is important that we receive your vote no later than the time of the special meeting of shareholders on March 6, 2014. If you have more than one account registered in your name, you will receive a separate proxy card for each account. Please vote and return each proxy card that you receive, or take advantage of the telephonic or electronic voting procedures described in the proxy card(s). Please help your Fund avoid the expense of a follow-up mailing by voting today!

If you have any questions regarding the enclosed combined Prospectus and Proxy Statement, please call Broadridge at 1-877-605-2536, Ivy Client Services at 1-800-777-6472 or your financial advisor.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Henry J. Herrmann

President

January 30, 2014

IVY ASSET STRATEGY NEW OPPORTUNITIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 6, 2014

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Ivy Asset Strategy New Opportunities Fund will be held at 4:00 PM, Central Time, on March 6, 2014, at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200 for these purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Ivy Asset Strategy New Opportunities Fund to, and the assumption of all of the liabilities of the Ivy Asset Strategy New Opportunities Fund by, the Ivy Emerging Markets Equity Fund in exchange for shares of the Ivy Emerging Markets Equity Fund and the distribution of such shares to the shareholders of the Ivy Asset Strategy New Opportunities Fund in complete liquidation of the Ivy Asset Strategy New Opportunities Fund.

2.	To consider and act upon any other matters that may properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on January 17, 2014, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees of Ivy Funds,

Mara Herrington

Secretary

January 30, 2014

Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by phone, by mail, by internet or in person. See the enclosed proxy card for instructions.

Please help your Fund avoid the expense of a follow-up mailing by voting today!

IVY FUNDS

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M65629-S14937

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Notice of Special Meeting of Shareholders, Proxy Statement, Prospectus and Statement of Additional Information are available at www.proxyvote.com.

M65630-S14937

IVY ASSET STRATEGY NEW OPPORTUNITIES FUND

SPECIAL MEETING OF THE SHAREHOLDERS MARCH 6, 2014

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF IVY ASSET STRATEGY NEW OPPORTUNITIES FUND
The undersigned, having received Notice of the March 6, 2014 Special Meeting of Shareholders of Ivy Asset Strategy New Opportunities Fund (the "Fund") and the related Proxy Statement, hereby appoints Kristen Richards and Philip Shipp as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas, 66202, on Thursday, March 6, 2014 at 4:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund, or by voting in person at the Special Meeting.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES ARE OWNED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Draft - Solicitation Script

IVY Asset Strategy New Opportunities Fund

March 6, 2014

877-605-2536

Inbound Greeting:

“Thank you for calling the Broadridge Proxy Services Center for IVY Asset Strategy New Opportunities Fund. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?”

“May I please have your full name and mailing address so that I can locate your account(s)?”

Outbound Greeting:

“Hello is Mr. /Ms.                          available please?”

“Hi Mr. /Ms                         , my name is <Agent Name> and I am calling on behalf of IVY Asset Strategy New Opportunities Fund. This call is being recorded for quality assurance. Recently we sent you proxy materials for the Special Meeting of Shareholders to be held on March 6, 2014 and we have not received your vote.”

Voting:

“Your Fund’s Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendation of the Board?”

“Would you like to vote all of your accounts accordingly?”

“Thank you, I am recording your (for, against, abstain) vote for the proposal(s). For confirmation purposes, please state your full name.”

“To ensure we have the correct street address for the confirmation, please state your street address”

—	Client Responds with street address
—	If they continue with City, State, and Zip – no need to confirm
—	If they do not continue with City, State and Zip, ask:

“And according to our records, that street is in (read city, state, and Zip Code)?”

“Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at the toll free number listed on the confirmation.”

“Mr./Ms. (Shareholder’s Last Name), your vote is important and your time is appreciated. Thank you and have a good (day, evening, night).”

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If Not Received/Requesting material to be re-mailed:

“Do you have an email address this can be sent to?” (If yes, enter the email address in the notes and read it back phonetically to the member) I will mark your account for a callback in a week to follow up on any questions you may have or to take your live vote over the phone. Would that be all right with you?

If no email address is available:

“I can resend the proxy materials to you, and will mark your account for a callback in a week to follow up on any questions you may have or to take your live vote over the phone. Would that be all right with you?

If Not Interested:

(Use rebuttal) “I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is important. Please fill out and return your proxy card at your earliest convenience. You can also vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.”

Answering Machine Message:

“Hello, my name is <Agent Name> and I’m a proxy voting specialist calling on behalf of IVY Asset Strategy New Opportunities Fund. You should have received proxy materials about the Special Meeting of Shareholders to be held on March 6, 2014. Your vote is important. Please sign, date and promptly mail your proxy card in your postage prepaid envelope. To vote over the Internet at any time please see the instructions in the proxy materials. If you have any questions, would like to vote over the phone or need new proxy materials, call toll-free at 877-605-2536 Monday through Friday, 9:30 AM to 9:00 PM Eastern Time. Voting takes just a few moments. Thank you for your vote.”

Automated Answering Machine Message:

“Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of IVY Asset Strategy New Opportunities Fund. You should have received proxy materials about the Special Meeting of Shareholders to be held on March 6, 2014. Your vote is important. Please sign, date and promptly mail your proxy card in the postage prepaid envelope. To vote over the Internet at any time please see the instructions in the proxy materials. If you have any questions, would like to vote over the phone or need new proxy materials, call toll-free at 877-605-2536 Monday through Friday, 9:30 AM to 9:00 PM Eastern Time. Voting takes just a few moments. Thank you for your vote.”

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Inbound – Closed Recording:

“Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours, which are Monday through Friday, 9:30 AM to 9:00 PM Eastern Time. Thank you.”

Inbound – Call In Queue Message:

“Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. If you would like to vote now and you have your proxy card, you can vote online at www.proxyvote.com using the control number listed on the card. Otherwise, please continue to hold and your call will be answered in the order in which it was received.”

End of Campaign Message:

“Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls.”

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